UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2006
SOMANETICS CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-19095	38-2394784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1653 East Maple Road, Troy, Michigan	48083-4208

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 689-3050
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement
     Effective January 27, 2006, the Board of Directors of Somanetics Corporation approved the promotion of William M. Iacona to Vice President and Chief Financial Officer, Controller and Treasurer from Vice President, Finance, Controller and Treasurer. Mr. Iacona’s annual salary was changed to $118,907 from $108,907.
     Also effective January 27, 2006, the Board of Directors of Somanetics Corporation approved the promotion of Mary Ann Victor to Vice President and Chief Administrative Officer and Secretary from Vice President, Communications and Administration and Secretary. Ms. Victor’s annual salary was changed to $131,540 from $121,540.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006	SOMANETICS CORPORATION

(Registrant)

	By:	/s/ Mary Ann Victor

Mary Ann Victor

		Its:	Vice President and Chief

Administrative Officer and Secretary